Designed for Native American Investors Who Seek Capital Appreciation

Sycuan Value Fund

Utilizing a disciplined, time-tested approach known as value investing, Sycuan Capital Management, Inc. presents this Value Fund that seeks to uncover companies whose shares are trading at a discount to their intrinsic value.

Ticker Symbol	Cusip
SYCUX	**87124E107**

VaRene Martin
Principal Relationship Manager
619.322.9285
varene@sycuanfunds.com

Sycuan Funds

www.sycuanfunds.com

Sycuan Capital Management is a member of EAGLE OPPORTUNITY; an alliance of American Indian financial professionals serving Native People.

Investors should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and is available upon request by calling 1-888-899-8344. Please obtain and carefully read the prospectus before investing.